UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed  by  the  Registrant  [X]  Filed  by a Party other than the Registrant [ ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Sec.240.14a-12

PATAGONIA  GOLD  CORPORATION
----------------------------
(Name  of  Registrant  as  Specified  In  Its  Charter)

  N/A
-----
(Name  of  Person(s)  Filing  Proxy  Statement  if  other  than  the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.
[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed  maximum  aggregate  value  of  transaction:
     5)   Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:
     2)  Form,  Schedule  or  Registration  Statement  No.:
     3)  Filing  Party:
     4)   Date  Filed:

                                                      Definitive Proxy Materials



                           PATAGONIA GOLD CORPORATION
                            1505-1060 ALBERNI STREET
                        VANCOUVER, B.C., CANADA V6E 4K2




                                   March  30,  2001



Dear  Stockholder:

          It is our pleasure to invite you to the Annual Meeting of Stockholders of Patagonia Gold Corporation to be held on Friday May 4, 2001 at 2:00 p.m. at 1060 Alberni Street, Suite 1505, Vancouver, B.C. Canada V6E 4K2.

          Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

          We sincerely hope you will be able to join us at the meeting. The officers and directors of the Company look forward to seeing you at that time.

                                   Sincerely,


                                   /s/  A.  Cameron  Richardson
                                   ----------------------------
                                   A.  Cameron  Richardson
                                   Secretary

                                                      Definitive Proxy Materials

                           PATAGONIA GOLD CORPORATION
                            1505-1060 ALBERNI STREET
                         VANCOUVER, B.C., CANADA V6E 4K2




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  (MAY 4, 2001)





          The Annual Meeting of Stockholders of Patagonia Gold Corporation (the "Company") will be held at 1060 Alberni Street, Suite 1505, Vancouver, B.C. Canada, V6E 4K2, on Friday May 4, 2001 at 2:00 p.m. for the following purposes:

          1.   To  elect  Directors  of  the  Company  for  the  ensuing  year.

          2. To ratify the appointment of Moore Stephens Ellis Foster Ltd. as independent accountants for the Company.

          3. To transact such other business as may properly come before the meeting and any adjournments thereof.

          The Board of Directors has fixed the close of business on March 8, 2001 as the record date for the determination of stockholders entitled to notice and to vote at the meeting and any adjournments thereof.

          IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.



                                       By Order of the Board of Directors


                                       /s/  A.  Cameron  Richardson
                                       ----------------------------
                                       A.  Cameron  Richardson
                                       Secretary


MARCH  30,  2001

                                                      Definitive Proxy Materials

                           PATAGONIA GOLD CORPORATION
                            1505-1060 ALBERNI STREET
                         VANCOUVER, B.C., CANADA V6E 4K2

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  (MAY 4, 2001)

                               GENERAL INFORMATION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Patagonia Gold Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held at 1060 Alberni Street, Suite 1505, Vancouver, B.C., Canada, V6E 4K2, on Friday May 4, 2001 at 2:00 p.m. and any adjournments thereof.

When the enclosed proxy is properly executed and returned, the shares of Common Stock of the Company, par value of $0.001 per share (the "Common Stock"), it represents will be voted at the meeting in accordance with any directions noted thereon and, if no direction is indicated, the shares it represents will be voted: (i) FOR the election of the nominees for Directors set forth below; (ii) FOR the ratification of the appointment of Moore Stephens Ellis Foster Ltd. as independent accountants for the Company; and (iii) in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made only by mail, provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     The approximate mailing date of this Proxy Statement and the accompanying proxy is April 9, 2001.

VOTING  RIGHTS

     Only stockholders of record at the close of business on March 8, 2001 will be entitled to vote at the Annual Meeting of Stockholders. On that date, there were 13,000,000 shares of Common Stock outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Voting rights are non-cumulative. A majority of the outstanding shares will constitute a quorum at the meeting and abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Directors are elected by plurality vote. The ratification of the appointment of Moore Stephens Ellis Foster Ltd. will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

PRINCIPAL  STOCKHOLDERS

     The following table sets forth as of March 8, 2001, the beneficial ownership of Common Stock of each person known to the Company who owns more than 5% of the issued and outstanding Common Stock.

Name and Address of                          Shares of Common           Approximate
Beneficial Owner                        Stock Beneficially Owned(2)  Percentage Owned
--------------------------------------  ---------------------------  -----------------
Carrington International Limited (1)                      3,000,000              23.1%
STE 2402,
Bank of America Tower
12 Harcourt Road, Central Hong Kong

Dorothea Schnura (1)                                      1,000,000               7.7%
Robert Kock Street 6
67259 Bemdershein, Germany

Gregorio Becerro (1)                                        800,000               6.2%
Plaza Mayor 7
Salamanca, Spain

Viabilite et Establissement a.r.l. (1)                      800,000               6.2%
Broadcasting House,
Rouge Bouillon St.
Channel Island

Antonino Jaramillo (1)                                      700,000               5.4%
Raimund F Villacerde 45
28003 Madrid Spain

Fernpark Investments Limited (1)                            650,000               5.0%
PO Box N-8318
Nassau, Bahamas

     (1) NONE OF THE OFFICERS AND DIRECTORS OF THE COMPANY ARE AFFILIATED WITH THESE COMPANIES OR INDIVIDUALS.
     (2) THE PERSONS/COMPANIES NAMED BELOW HAVE SOLE VOTING AND INVESTMENT POWER WITH RESPECT TO THE SHARES.

DIRECTORS

PROPOSAL  1.     ELECTION  OF  DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of three members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the three nominees named below. Three of the nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.

NAME                             AGE   POSITIONS      EXECUTIVE   SHARES OF COMMON    PERCENT
                                      WITH COMPANY     OFFICER/  STOCK BENEFICIALLY  OF CLASS
                                                       DIRECTOR  OWNED AS  OF MARCH
                                                        SINCE       8, 2001 (7)
NOMINEES FOR DIRECTORS:
Antonio G. Cacace                55   Director             6/97                 -        *%
David E. Jenkins                 47   President,           6/97            50,000        *%
                                      Director
Cosme M. Beccar Varela           40   Director             6/97            25,000        *%

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Cameron Richardson               48   Controller and       1/99                 -        *%
                                      Secretary
All Directors and executive officers as a group . . . . . . . . . . . .    75,000        *%

__________________
*     Less  than  1%

BUSINESS  EXPERIENCE  OF  NOMINEES

     Antonio  G.  Cacace,  Director

     Director since June 1997. Director of Aurora Gold Corporation since October 1995. Engineer, Founder and current Managing Director of Stelax Industries in the United Kingdom.

     David  E.  Jenkins,  President  &  Director

     President and Director since June 1997. President and Director of Aurora Gold Corporation since October 1995. Director of Aurora Metals (BVI) Limited since May 2000. Director of Eurasia Gold Fields, Inc. since 1997. Cosme M. Beccar Varela, Director

     Director since June 1997. Mr. Cosme M. Beccar Varela is a principal in the Law firm of C&C Beccar Varela and has been employed with them since 1993.

     Cameron  Richardson,  Controller  &  Secretary

     Controller since October 1997, and Secretary since January 1999. Controller of Aurora Gold Corporation since October 1997, and Secretary since April 1998. Director of Aurora Metals (BVI) Limited since May 2000. 1981 to 1997 held accounting positions with various Canadian resource companies.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES

     The Company's Board of Directors does not have standing nominating committee or committee performing similar functions. During the fiscal year ended December 31, 2000 the entire board of directors acted as the Company's compensation committee. The Compensation Committee reviews employee compensation and benefits, and the Audit Committee reviews the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls, the Company's year-end financial statements and other such matters relating to the Company's financial affairs as its members deem appropriate.
During 2000 the Compensation and Benefits Committee held one meeting by telephone conference call and the audit committee held three meetings by telephone conference call.

     During 2000 and the first quarter of 2001 the audit committee reviewed the fiscal 2000 interim unaudited financial statements and the yearend audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The audit committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB (17 CFR 249.310b) for the latest fiscal year for filing with the Commission. The audit committee consists of Messrs. Jenkins and Varela.

     The Board of Directors held four meetings by telephone conference call during 2000 and took action by unanimous written consent on one (1) occasions.

EXECUTIVE  COMPENSATION

(A)  Summary  Compensation  Table

     The following table sets forth information concerning the compensation of the named executive officers for each of the Company's last three completed fiscal years:

                            Annual  Compensation         Long-Term  Compensation
                            ---------------------------  ------------------------------------------
                                                         Awards                  Payments
                                                         ----------------------  ------------------
                                                                      Securities
                                                                      Under-                All
                                               Other     Restricted   Lying                 other
Name And                                       Annual    Stock        Options/   LTIP       Compen-
Principal Position   Year   Salary   Bonuses   Compen-   Award(s)     SARs       Payouts    sation
                            ($)      ($)       sation    ($)          (=)        ($)       ($)
(a)                  (b)    (c)      (d)       ($)       (f)          (g)        (h)       (i)
                                               (e)
-------------------  -----  -------  --------  --------  -----------  ---------  --------  --------
David Jenkins         2000      -0-       -0-       -0-  None         None       None           -0-
President and         1999   12,000       -0-       -0-  None         None       None           -0-
Director              1998      -0-       -0-       -0-  None         None       None           -0-
-------------------  -----  -------  --------  --------  -----------  ---------  --------  --------
Cameron Richardson    2000    6,748       -0-       -0-  None         None       None           -0-
Controller and        1999    7,727       -0-       -0-  None         None       None           -0-
Secretary             1998    8,577       -0-       -0-  None         None       None           -0-
-------------------  -----  -------  --------  --------  -----------  ---------  --------  --------

          None of the Company's officers or directors was party to an employment agreement with the Company. Directors and/or officers receive expense reimbursement for expenses reasonably incurred on behalf of the Company. During the fiscal year ended December 31, 2000 the entire board of directors acted as the Company's compensation committee.

     (B)  Options/SAR  Grants  Table

               No options have been awarded to Antonino Cacace, David Jenkins, Cosme M. Beccar Varela or Cameron Richardson.

     (C) Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

               No options have been awarded to Antonino Cacace, David Jenkins, Cosme M. Beccar Varela or Cameron Richardson.

     (D)  Long-Term  Incentive  Plans  ("LTIP")  Awards  Table

          The  Company  does  not  have  a  Long-term  Incentive  Plan.

     DIRECTORS' COMPENSATION, EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

          As of January 1, 2001, none of the Company's officers or directors was party to an employment agreement with the Company.

     The aggregate compensation to all directors and officers in Fiscal year ended 2000 was approximately $6,748. It is anticipated that the aggregate compensation to all directors and officers in the fiscal year ending 2001 will not exceed $25,000. In addition, directors and officers will receive expense reimbursement for expenses reasonably incurred on behalf of the Company.

     The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2000 non-officers directors received a total of $0 in consulting fees. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid at arms length to third party providers of such services.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors.

     Certain of the directors of the Company are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether the Company will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

     Included in accounts payable at December 31, 2000 is $0 (1999 - $0) due to directors in respect of salaries, consulting fees and reimbursement for operating expenses.

     The Company does not pay a fee to its outside, non-officer directors. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid to at arms length third party providers of such services.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2000 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                   ACCOUNTANTS

PROPOSAL  2.  SELECTION  OF  INDEPENDENT  ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment of Moore Stephens, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2001.

     Effective February 7, 2000, Patagonia Gold Corporation ("Patagonia") dismissed its prior certifying accountants, BDO Dunwoody LLP ("BDO Dunwoody") and retained as its new certifying accountants Moore Stephens Ellis Foster Ltd. BDO Dunwoody's LLP report on Patagonia's financial statements during the most recent fiscal year contained no adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by Patagonia's Board of Directors.

     During the last three fiscal years and the subsequent interim period through March 31, 2001, there were no disagreements between Patagonia and BDO Dunwoody LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Dunwoody LLP, would have caused it to make a reference to the subject matter of disagreements in connection with its report. BDO Dunwoody LLP has served as independent auditors for the Corporation since 1997.

     In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Moore Stephens Ellis Foster Ltd. A representative of BDO Dunwoody LLP (Internationally BDO Binder) and Moore Stephens Ellis Foster Ltd. are not expected to be present.

                  STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES
                            FOR 2001 ANNUAL MEETING

     It is contemplated that the Company's 2002 Annual Meeting of Stockholders will be held on or about May 3, 2002. Stockholders of the Company who intend to submit proposals or submit nominees for the election of Directors at the next Annual Meeting of Stockholders must submit such proposals to the Company not earlier than November 15, 2001 nor later than December 6, 2001. Stockholder proposals should be submitted to Patagonia Gold Corporation, 1060 Alberni Street, Suite 1505, Vancouver, British Columbia, Canada V6E 4K2, Attention:
David  Jenkins.

                                  ANNUAL REPORT

     The Company's annual report for the year ended December 31, 2000, including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on March 8, 2001. The Company will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Patagonia Gold Corporation, 1060 Alberni Street, Suite 1505, Vancouver, B.C., Canada V6E 4K2, Attention: David Jenkins.

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

                                   By  Order  of  the  Board  of  Directors


                                   /s/  A.  Cameron  Richardson
                                   ----------------------------

                                   A.  Cameron  Richardson
                                   Secretary
MARCH  30,  2001

     STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                      Definitive Proxy Materials

                           PATAGONIA GOLD CORPORATION
                            1505-1060 ALBERNI STREET
                         VANCOUVER, B.C., CANADA V6E 4K2


                                      PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
                                  MAY 4, 2001

     The undersigned hereby appoints David E. Jenkins and A. Cameron Richardson or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Patagonia Gold Corporation held of record by the undersigned at the close of business on March 8, 2001 at the Annual Meeting of Stockholders to be held on May 4, 2001 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

     The  Board  of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION  OF  DIRECTORS

     /  /  FOR all nominees listed (except      /  /  WITHHOLD AUTHORITY to vote
     as marked to the contrary below)           for all nominees listed below

     Antonio  G.  Cacace,  David  E.  Jenkins,  Cosme  M.  Beccar  Varela

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD. AS INDEPENDENT ACCOUNTANTS.

     /  /  FOR     /  /  AGAINST     /  /  ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     /  /  FOR     /  /  AGAINST     /  /  ABSTAIN


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PLEASE  DATE  AND  SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.  WHEN SHARES
ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE  RETURN  IN  THE  ENCLOSED  POSTAGE-PAID  ENVELOPE.

Dated:  _____________



____________________________________
Signature



____________________________________
Signature  if  held  jointly



____________________________________
Please  print  name(s)


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